AUER GROWTH FUND

Supplement to Prospectus dated January 29, 2010

The Fund’s 12b-1 Plan will not be activated for the current fiscal year. As a result, the fee table in the current Prospectus is hereby deleted and replaced with the fee table below.

Fees and Expenses of the Fund

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

     Redemption Fee (on short-term redemptions within 7 days of purchase)     1.00%

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees                                                                                         1.50%
Distribution (12b-1) fees                                                                             0.00%
Other expenses                                                                                             0.32%
Acquired fund fees and expenses                                                                 0.02%
Total annual fund operating expenses1                                                        1.84%

1 The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses so that total annual fund operating expenses (with certain exceptions) do not exceed 1.95% of the Fund’s average daily net assets through December 31, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The paragraph under the heading “Distribution Plan” in the Prospectus is hereby deleted and replaced with the following:

The Fund has adopted a distribution plan under Rule 12b-1. Under the distribution plan, the Fund can pay the Fund’s distributor, its adviser and/or other financial institutions, a fee of up to 0.25% of the Fund’s average daily net assets. Because these fees are an ongoing expense, over time they reduce the investment results of the Fund and may cost you more than paying other types of sales charges. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2011, upon notice to shareholders.

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This Supplement, and the Fund’s Prospectus dated January 29, 2010, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated January 29, 2010, as supplemented, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 711-AUER (2837).

This Supplement is dated April 5, 2010.

AUER GROWTH FUND

Supplement to Statement of Additional Information dated January 29, 2010

The Fund’s 12b-1 Plan will not be activated for the current fiscal year. The Fund may activate the 12b-1 Plan at any time after March 31, 2011, upon notice to shareholders. As a result, all references in the Statement of Additional Information to the implementation of the 12b-1 Plan are hereby deleted in their entirety.

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You should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s Prospectus dated January 29, 2010. These documents provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 711-AUER (2837).

This Supplement is dated April 5, 2010.